EXHIBIT 32.2

CERTIFICATION CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Progressive Care, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2011	By:	/s/ Jay Weisberg
Jay Weisberg
Chief Financial Officer and Director
(Principal Financial Officer)